UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 26, 2014

NATIONAL AUTOMATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53755 (Commission File Number)	26-1639141 (I.R.S. Employer Identification No.)

P.O. Box 400775
Las Vegas, NV 89140
(Address of principal executive offices)  (zip code)

(877) 871-6400
(Registrant's telephone number, including area code)

P.O. Box 400775
Las Vegas, NV 89140
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Corporate Governance and Management
Item 1.01                             Addendum to Material Definitive Agreement

On March 21, 2014, the Company signed an addendum to their Purchase and Sale Agreement with JD Field Services (dated on February 24, 2014), whereby the Company changed certain provisions within the PSA. The original PSA left a 6 month “unwinding” provision should NAS not be able to achieve its benchmarks in uplifting and repayment of JD debt in the course of 270 days. We have amended this position to the following:

•
NAS shall pay or assume all outstanding debt of JD Field Services. Payment on debt held by JD Field Services where the Sellers have executed personal guarantees shall be given priority over other non-priority debts, and payments on such personally guaranteed debt will be accelerated if NAS or JD Field Services profits are sufficient to do so.

•
Each Seller of JD Field Services shall receive six percent (6%) of the outstanding common stock of NAS, constituting approximately six percent (6%) each of the total equity of NAS, but not requiring any fractional shares, or approximately fifty-nine million (59,000,000) shares each.

•
NAS shall provide to JD Field Services a Power of Attorney representing voting rights and control over approximately eighteen percent (18%) of the equity interests in NAS; holding in reserve, one hundred fifty two million (152,000,000) shares of NAS Class A Common Stock to be representative of this Interest.

•	NAS shall pay any broker's commission associated with the purchase of JD Field Services interests, up to five hundred thousand dollars ($500,000.00). NAS shall pay any remaining broker's commissions.

Section 5 – Corporate Governance and Management
Item 5.02.                            Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2013, the Company elected Jason Jensen as Board if Director Member, as a part of the Purchase and Sale Agreement with JD Field Services consummated on February 24, 2014. He is currently the General Manager of JD Field services, an oil field services company located in Vernal, UT since its inception in 1999. He has been in the oil field and roustabout services industry for over 20 years. He graduated from Uinta Basin Area Tech College in 1991.

Section 9- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits (d)             Exhibits

Exhibit No.	Description

1.1	Addendum to Purchase and Sale Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2014
National Automation Services, Inc.
A Nevada corporation

/s/ Robert W Chance
By: Robert Chance
Its: President and Chief Executive Officer